November 1, 2024
Summary
Prospectus
Victory US 500 Enhanced Volatility Wtd Index Fund
Class A	Class C	Class I	Class R	Class R6	Class Y
CUHAX	CUHCX	CUHIX	—	—	—
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2024, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at vcm.com.
You may also obtain this information at no cost by calling 800-539-FUND (800-539-3863) or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
vcm.com
800-539-FUND (800-539-3863)

Victory US 500 Enhanced Volatility Wtd Index Fund Summary
Investment Objective
The Victory US 500 Enhanced Volatility Wtd Index Fund (the “Fund”)  seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap 500 Long/Cash Volatility Weighted Index (the “Index”) before fees and expenses.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 17 of the Fund's Prospectus, in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None[1]	1.00%[2]	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.41%	0.53%	0.60%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.38%	2.25%	1.32%
Fee Waiver/Expense Reimbursement[4]	(0.37)%	(0.49)%	(0.56)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.01%	1.76%	0.76%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Applies to shares sold within 12 months of purchase.
3
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual fund operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as Acquired Fund Fees and Expenses, interest, taxes, and brokerage commissions) do not exceed 0.99%, 1.74%, and 0.74% of the Fund’s Class A, C, and I shares, respectively, through at least October 31, 2025. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory US 500 Enhanced Volatility Wtd Index Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$672	$952	$1,254	$2,107
Class C	$279	$656	$1,160	$2,327
Class I	$78	$363	$670	$1,541
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$179	$656	$1,160	$2,327
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover generally will indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 150% of the average value of its portfolio.
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in the stock of the issuers included in the Nasdaq Victory US Large Cap 500 Long/Cash Volatility Weighted Index (the “Index”), an unmanaged, volatility weighted index maintained exclusively by Nasdaq Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.
The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reallocates to stocks when market prices have further declined or rebounded. The term “Enhanced” in the Fund’s name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through defensive positioning, as further described below.
The Index follows a rules-based methodology to construct its constituent securities:
◼
The Index universe begins with all publicly traded U.S. stocks and then screens for all companies with positive earnings across the last 12 months.

Victory US 500 Enhanced Volatility Wtd Index Fund Summary
◼
The Index identifies the 500 largest U.S. stocks by market capitalization measured at the time the Index’s constituent securities are determined.
◼
The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.
The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include more than or fewer than 500 stocks depending on the number of companies meeting the Index’s criteria. As of September 30, 2024, the Index had a market capitalization range from $2.7 billion to $3.5 trillion.
The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market by allocating a portion of the Index to cash or cash equivalents. Market decline is measured at month-end by reference to the Nasdaq Victory US Large Cap 500 Volatility Weighted Index (“Reference Index”), an unmanaged, volatility weighted index, which is composed of the same securities as in the Index but without any allocation to cash or cash equivalents.
A “significant market decline” means a decline of 10% or more from the Reference Index’s all-time daily high closing value compared to its most recent month-end closing value during which, the Index’s exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.
During a period of significant market decline that is 10% or more but less than 20% (the “initial trigger point”), the Index will allocate 75% of the stocks included in the Index to cash or cash equivalents, with the remaining 25% consisting of stocks included in the Reference Index.
The Index will reallocate all or a portion of its cash or cash equivalents to stocks when the Reference Index reaches certain additional trigger points, measured at a subsequent month end, as follows:
◼
The Index will return to being 100% allocated to stocks if the subsequent month end closing value of the stocks in the Reference Index returns to a level that is less than the initial trigger point.
◼
If the Reference Index declines by 20% or more but less than 30% from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate an additional 25% to the stocks in the Reference Index at their current securities weightings and the Index will then be 50% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 30% or more but less than 40% from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate another 25% to the stocks of the Reference Index at their current securities weighting and the Index will then be 75% allocated to stocks included in the Reference Index.
◼
If the Reference Index declines by 40% or more from its all-time daily high closing value as measured at a subsequent month end, the Index will reallocate the remaining 25% to the stocks in the Reference Index at their current securities weighting. At this point, the Index will be 100% allocated to stocks included in the Reference Index.
The Index will make any prescribed allocations to cash in accordance with the mathematical formula only at month end. In the event that it does, the Fund may experience higher portfolio turnover and incur additional transaction costs.
During any periods of significant market decline, when the Index’s exposure to the market is less than 100%, the cash portion of the Index will be invested in 30-day U.S. Treasury bills or in money market mutual funds that primarily invest in short-term U.S. Treasury obligations.
The Fund seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index.

Victory US 500 Enhanced Volatility Wtd Index Fund Summary
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
General Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Debt Securities Risk — The value of the Fund’s direct or indirect investments in fixed income securities changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs, and Fund expenses and may result in the realization of taxable capital gains, including short-term capital gains, which generally are taxed to shareholders at ordinary income tax rates.
Index/Defensive Positioning Risk — Because the Index's allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index's prescribed liquidation and reinvestment strategy, if employed, will be successful in minimizing downside market risk.

Victory US 500 Enhanced Volatility Wtd Index Fund Summary
Passive Investment Risk/Index Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry, or sector, unless that security is added to or removed, respectively, from the Index.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.

Victory US 500 Enhanced Volatility Wtd Index Fund Summary
Calendar Year Returns for Class A Shares
(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	15.05%	December 31, 2020
Lowest Quarter	-14.84%	December 31, 2018

Year-to-date return	15.74%	September 30, 2024

Average Annual Total Returns (For the Periods Ended December 31, 2023)	1 Year	5 Years	10 Years
CLASS A Before Taxes	-9.79%	6.74%	6.66%
CLASS A After Taxes on Distributions	-10.11%	3.21%	3.97%
CLASS A After Taxes on Distributions and Sale of Fund Shares	-5.57%	4.95%	4.92%
CLASS C Before Taxes	-5.91%	7.20%	6.66%[1]
CLASS I Before Taxes	-3.94%	8.28%	7.57%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	26.29%	15.69%	12.03%
Nasdaq Victory US Large Cap 500 Long/Cash Vol.Wtd Index reflects no deduction for fees, expenses or taxes	-3.15%	9.17%	8.52%
1
Class C shares of the Fund will convert automatically into Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. The 10-Year performance for Class C shares reflects the conversion to Class A shares after the first eight years of performance.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Victory US 500 Enhanced Volatility Wtd Index Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, Investment Franchises & Solutions	Since 2018
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since November 2024
Purchase and Sale of Fund Shares
The Fund generally is closed to new investors. See the section titled How to Buy Shares in the Fund's Prospectus for more information.
Investment Minimums	Class A	Class C	Class I
Minimum Initial Investment	$2,500	$2,500	$2,000,000
Minimum Subsequent Investments	$50	$50	None
For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
VF-USEVWI-SUMPRO (11/24)